UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2026

LINCOLN EDUCATIONAL SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Sylvan Way, Suite A, Parsippany, NJ 07054

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock No Par Value	LINC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 12, 2026, Lincoln Technical Institute, Inc. (“Lincoln Technical Institute”), a wholly-owned subsidiary of Lincoln Educational Services Corporation, entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) with Melrose Omni, LLC, an Illinois limited liability company (the “Seller”), pursuant to which the Seller has agreed to sell to Lincoln Technical Institute the real property owned by the Seller located at 8315-8317 W. North Avenue, Melrose Park, IL 60160, including the building and improvements and other personal property located thereon (the “Property”), for a purchase price of $18,800,000.00 as adjusted in accordance with the terms of the Purchase and Sale Agreement. Lincoln Technical Institute currently leases the Property from the Seller from which it operates its Melrose Park campus and determined to purchase the Property as the opportunity presented itself. The Purchase and Sale Agreement contains customary representations, warranties, covenants and conditions to closing for agreements of this type including, without limitation, due diligence examinations, reviews and inspections of the Property’s condition, title and compliance with applicable law.  Pursuant to the Purchase and Sale Agreement, the parties anticipate closing on the purchase on June 25, 2026.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Purchase and Sale Agreement, dated as of May 12, 2026, between Lincoln Technical Institute, Inc., as Buyer, and Melrose Omni, LLC, as Seller.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2026
LINCOLN EDUCATIONAL SERVICES CORPORATION

By:	/s/ Brian K. Meyers
Name:	Brian K. Meyers
Title:	Executive Vice President, Chief Financial Officer and Treasurer